UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 21, 2003

Champps Entertainment, Inc.
(Exact name of Registrant as specified in charter)

Colorado
(State or other jurisdiction of incorporation)

0-22639 (Commission File Number)	04-3370491 (IRS Employee Identification No.)
10375 Park Meadows Drive Suite 560 Littleton, CO (Address of principal executive offices)	80124 (Zip Code)

Registrant’s telephone number, including area code: (303) 804-1333

(Former name or former address, if changed since last report)

Item 7.    Exhibits.

         99.1 Press Release dated October 21, 2003.

Item 12. Results of Operations and Financial Condition.

        On October 21, 2003, Champps Entertainment, Inc. issued a press release announcing its earnings results conference call for the first quarter of fiscal year 2004. The press release also included revenue results for the first quarter of fiscal year 2004. The press release is attached as Exhibit 99.1 to this report and is incorporated into this Item 12 by reference.

        99.1 Press Release dated October 21, 2003.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Champps Entertainment, Inc (Registrant)
Date: October 23, 2003	/s/ FREDERICK J. DREIBHOLZ Name: Frederick J. Dreibholz Its: Chief Financial Officer